TRANSFER AGENCY AND SERVICE AGREEMENT

between

T. ROWE PRICE SERVICES, INC.

and

THE T. ROWE PRICE FUNDS

TABLE OF CONTENTS

                                                                        Page

Article A       Terms of Appointment    3
Article B       Duties of Price Services        3
        1.      Receipt of Orders/Payments      3
        2.      Redemptions     6
        3.      Exchanges       9
        4.      Transfers       9
        5.      Confirmations   10
        6.      Returned Checks and ACH Debits  10
        7.      Redemption of Shares under a Hold       10
        8.      Dividends, Distributions and Other Corporate Actions    13
        9.      Abandoned Property and Lost Shareholders        14
        10.     Books and Records       14
        11.     Authorized Issued and Outstanding Shares        17
        12.     Tax Information 17
        13.     Information to be Furnished to the Fund 17
        14.     Correspondence  18
        15.     Lost or Stolen Securities       18
        16.     Telephone/Computer Services     18
        17.     Collection of Shareholder/Participant Fees and Calculation
                  and Distribution of 12b-1 Fees and Administrative
                  Fee Payments  19
        18.     Forms N-SAR  and N-CSR  20
        19.     Cooperation With Accountants    20
        20.     Blue Sky        20
        21.     Monitoring Funds Excessive Trading Policy      21
        22.     Anti-Money Laundering Program   21
        23.     Other Services  23
Article C       Fees and Expenses       23
Article D       Representations and Warranties of the Price Services    25
Article E       Representations and Warranties of the Fund      26
Article F       Standard of Care/Indemnification        26
Article G       Dual Interests  29
Article H       Documentation   29
Article I       References to Price Services    31
Article J       Compliance with Governmental Rules and Regulations      31
ii

Article K       Ownership of Software and Related Material      31
Article L       Quality Service Standards       32
Article M       As of Transactions      32
Article N       Term and Termination of Agreement       35
Article O       Notice  36
Article P       Assignment      36
Article Q       Amendment/Interpretive Provisions       36
Article R       Further Assurances      37
Article S       Maryland Law to Apply   37
Article T       Merger of Agreement     37
Article U       Counterparts    37
Article V       The Parties     37
Article W       Directors, Trustees, Shareholders and Massachusetts Business Trust      38
Article X       Captions        38

TRANSFER AGENCY AND SERVICE AGREEMENT

     AGREEMENT made as of the first day of January, 2004, by and between T. ROWE PRICE SERVICES, INC., a Maryland corporation having its principal office and place of business at 100 East Pratt Street, Baltimore, Maryland 21202 ("Price Services"), and EACH FUND WHICH IS LISTED ON APPENDIX A (as such Appendix may be amended from time to time) and which evidences its agreement to be bound hereby by executing a copy of this Agreement (each such Fund individually hereinafter referred to as "the Fund," whose definition may be found in Article V);

     WHEREAS, the Fund desires to appoint Price Services as its transfer agent, dividend disbursing agent and agent in connection with certain other activities, and Price Services desires to accept such appointment;

     WHEREAS, Price Services represents that it is registered with the Securities and Exchange Commission as a Transfer Agent under Section 17A of the Securities Exchange Act of 1934 ("'34 Act") and will notify each Fund promptly if such registration is revoked or if any proceeding is commenced before the Securities and Exchange Commission which may lead to such revocation;

     WHEREAS, Price Services has the capability of providing shareholder services on behalf of the Funds for the accounts of shareholders in the Funds;

     WHEREAS, certain of the Funds are underlying investment options of portfolios of College Savings Programs ("529 Plans") and Price Services has the capability of providing services, on behalf of the Funds, for the accounts of individuals participating in these 529 Plans;

     WHEREAS, certain of the Funds are named investment options under various taxsheltered retirement plans including, but not limited to, individual retirement accounts, Sep-IRA's, SIMPLE plans, deferred compensation plans, 403(b) plans, and profit sharing, thrift, and money purchase pension plans for self-employed individuals, individual 401(k)s and professional partnerships and corporations (collectively referred to as "Retirement Plans");

     WHEREAS, Price Services has the capability of providing special services, on behalf of the Funds, for the accounts of shareholders participating in these Retirement Plans ("Retirement Accounts");

     WHEREAS, Price Services may subcontract or jointly contract with other parties, on behalf of the Funds, to perform certain of the functions and services described herein including services to Retirement Plans and Retirement Accounts;

     WHEREAS, Price Services may enter into agreements with certain third party intermediaries such as banks, broker-dealers, insurance companies and retirement plan record keepers ("Intermediaries"), who will perform certain of the services described herein for beneficial shareholders of the Funds and may accept orders on behalf of the Fund from such beneficial shareholders; and

     WHEREAS, Price Services may also enter into, on behalf of the Funds, certain banking relationships to perform various banking services including, but not limited to, check deposits, check disbursements, automated clearing house transactions ("ACH") and wire transfers.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

A. Terms of Appointment

     Subject to the terms and conditions set forth in this Agreement, the Fund hereby employs and appoints Price Services to act, and Price Services agrees to act, as the Fund's transfer agent, dividend disbursing agent and agent in connection with: (1) the Fund's authorized and issued shares of its common stock or shares of beneficial interest (all such stock and shares to be referred to as "Shares"); (2) any dividend reinvestment or other services provided to the existing shareholders of the Fund ("Shareholders"), including, without limitation, any periodic investment plan or periodic withdrawal program; and (3) Retirement Plan and Retirement Accounts as agreed upon by the parties.

     The parties to the Agreement hereby acknowledge that from time to time, Price Services and T. Rowe Price Trust Company and their affiliates may enter into contracts ("Other Contracts") with employee benefit plans and/or their sponsors and the sponsors of 529 Plans for the provision of certain services to participants of 529 Plans and Retirement Plans. Compensation paid to Price Services pursuant to this Agreement is with respect to the services described herein and not with respect to services provided under Other Contracts.

B. Duties of Price Services

     Price Services agrees that it will perform the following services:

1. Receipt of Orders/Payments

      Price Services shall receive for acceptance, orders/payments for the purchase of Shares and promptly deliver payment and appropriate documentation thereof to the authorized custodian of the Fund (the "Custodian"). Upon receipt of any check or other instrument drawn or endorsed to it as agent for, or identified as being for the account of, the Fund, Price Services will process the order as follows:

  * Examine the check to determine if the check conforms to the Funds' acceptance procedures (including certain third-party check procedures). If the check conforms, Price Services will endorse the check and include the date of receipt, will process the same for payment, and deposit the net amount to the parties agreed upon designated bank account prior to such deposit in the Custodial account, and will notify the Fund and the Custodian, respectively, of such deposits (such notification to be given on a daily basis of the total amount deposited to said accounts during the prior business day);
  * Subject to guidelines mutually agreed upon by the Funds and Price Services, excess balances, if any, resulting from deposit in these designated bank accounts will be invested and the income therefrom will be used to offset fees which would otherwise be charged to the Funds under this Agreement;
  * Ensure that any documentation received from Investors is in "good order" and all appropriate documentation is received to establish an account;
  * Open a new account, if necessary, and credit the account of the investor with the number of Shares to be purchased according to the price of the Fund's Shares in effect for purchases made on that date, subject to any instructions which the Fund may have given to Price Services with respect to acceptance of orders for Shares;
  * Maintain a record of all unpaid purchases and report such information to the Fund daily;
  * Process periodic payment orders, as authorized by investors, in accordance with the payment procedures mutually agreed upon by both parties;
  * Receive monies from Retirement Plans and determine the proper allocation of such monies to the Retirement Accounts based upon instructions received from Retirement Plan participants or Retirement Plan administrators ("Administrators");
  * Process contributions in the 529 Plan investment option selected by participant and monitor participant account levels for maximum contribution limit as permitted by 529 Plan;
  * For purchases received in 529 Plan investment options and certain Funds that invest in underlying Funds allocate such purchase to the underlying Funds in accordance with procedures and allocation methodologies agreed upon between the Funds and Services;
  * Ensure that all purchase orders are processed in accordance with Rule 22c-1 of the Investment Company Act of 1940 ("'40 Act");
  * Process orders received from thirdparty intermediaries on behalf of beneficial Shareholders of omnibus and individual accounts in the Funds in accordance with procedures established by agreement with such intermediaries. Receipt of orders by such third party intermediaries may be deemed receipt by the Fund to the extent permitted by Rule 22c-1 of the '40 Act;
  * Process telephone and computer orders for purchases of Fund shares from the Shareholders bank account (via wire or ACH) to the Fund in accordance with procedures mutually agreed upon by both parties and applicable National Automated Clearing House Association ("NACHA") regulations; and
  * Upon receipt of funds through the Federal Reserve Wire System that are designated for purchases in Funds which declare dividends at 12:00 p.m. (or such time as set forth in the Fund's current prospectus), Price Services shall promptly notify the Fund and the Custodian of such deposit.

     Procedures and requirements for effecting and accepting purchase orders from investors by telephone, Tele*Access, computer, or written instructions shall be established by mutual agreement between Price Services and the Fund consistent with the Fund's current prospectus and applicable law.

2. Redemptions

     Price Services shall receive for acceptance redemption requests, including telephone redemptions and requests received from Administrators for distributions to participants or their designated beneficiaries or for payment of fees due the Administrator or such other person, including Price Services, and deliver the appropriate documentation thereof to the Custodian. Price Services shall receive and stamp with the date of receipt, all requests for redemptions of Shares (including all certificates delivered to it for redemption) and shall process said redemption requests as follows, subject to the provisions of Section 6 hereof:

  * Examine the redemption request and, for written redemptions, the supporting documentation, to determine that the request is in good order and all requirements have been met;
  * Notify the Fund on the next business day of the total number of Shares presented and covered by all such requests;
  * For those Funds that impose redemption fees, calculate and assess the fee owed on the redemption and pay such fee to the Fund in accordance with the Fund's then-current prospectus and guidelines established between the Fund and Price Services, including any exceptions granted for certain transactions. Price Services may enter into agreements on behalf of the Funds with intermediaries who hold shares in omnibus accounts whereby the Intermediary agrees to access the fee in accordance with the Fund's prospectus at the time of the redemption and forward such fees to the Funds on a monthly basis or such other mutually agreed upon time;
  * As set forth in the prospectus of the Fund, and in any event, on or prior to the seventh (7th) calendar day succeeding any such request for redemption, Price Services shall, from funds available in the accounts maintained by Price Services as agent for the Funds, pay the applicable redemption price in accordance with the current prospectus of the Fund, to the investor, participant, beneficiary, Administrator or such other person, as the case may be;
  * Instruct custodian to wire redemption proceeds to a designated bank account of Price Services. Subject to guidelines mutually agreed upon by the Funds and Price Services, excess balances, if any, resulting from deposit in these bank accounts will be invested and the income therefrom will be used to offset fees which would otherwise be charged to the Funds under this Agreement;
  * If any request for redemption does not comply with the Fund's requirements, Price Services shall promptly notify the investor of such fact, together with the reason therefore, and shall effect such redemption at the price in effect at the time of receipt of all appropriate documents;
  * Make such withholdings as may be required under applicable Federal tax laws;
  * In the event redemption proceeds for the payment of fees are to be wired through the Federal Reserve Wire System or via ACH, Price Services shall cause such proceeds to be wired in Federal funds or via ACH to the bank account designated by Shareholder or Administrator, as the case may be;
  * Ensure that all redemption orders are processed in accordance with Rule 22c-1 of the '40 Act;
  * Process redemption orders received from third party intermediaries on behalf of beneficial Shareholders in omnibus and individual accounts in the Funds in accordance with procedures established by agreement with such intermediaries. Receipt of redemption orders by such third party intermediaries may be deemed receipt by the Fund to the extent permitted by Rule 22c-1 of the '40 Act;
  * Process distributions and refunds of 529 Plans to participants or others, as directed, in accordance with the 529 Plan's requirements;
  * For distributions and redemptions received in 529 Plan investment options and certain Funds that invest in underlying Funds allocate such redemptions to the underlying Funds in accordance with procedures and allocation methodologies agreed upon between the Funds and Services; and
  * Process periodic redemption orders as authorized by the investor in accordance with the periodic withdrawal procedures for Systematic Withdrawal Plan ("SWP") and systematic ACH redemptions mutually agreed upon by both parties.

     Procedures and requirements for effecting and accepting redemption orders from Shareholders by telephone, Tele*Access, computer, or written instructions shall be established by mutual agreement between Price Services and the Fund consistent with the Funds current prospectus and applicable law.

3. Exchanges

     Price Services shall effect exchanges of shares from one Fund to another in the Shareholder's accounts in accordance with Rule 22c-1 of the '40 Act and in accordance with procedures agreed upon between the Funds and Price Services, including the Fund's excessive trading policy.

     Procedures and requirements for effecting and accepting exchange orders from Shareholders by telephone, Tele*Access, computer, or written instructions shall be established by mutual agreement between Price Services and the Fund consistent with the Funds current prospectus and applicable law.

4. Transfers

     Price Services shall effect transfers of Shares by the registered owners thereof upon receipt of appropriate instructions and documentation and examine such instructions for conformance with appropriate procedures and requirements. In this regard, Price Services, upon receipt of a proper request for transfer, including any transfer involving the surrender of certificates of Shares, is authorized to transfer, on the records of the Fund, Shares of the Fund, including cancellation of surrendered certificates, if any, to credit a like amount of Shares to the transferee.

5. Confirmations

     Price Services shall mail all confirmations and statements as well as other enclosures requested by the Fund to Shareholders or 529 plan participants, and in the case of Retirement Accounts, to the participants and/or Administrators, as may be required by the Funds or by applicable Federal or state law.

6. Returned Checks and ACH Debits

     In order to minimize the risk of loss to the Fund by reason of any check being returned unpaid, Price Services will promptly identify and follow-up on any check or ACH debit returned unpaid. For items returned, Price Services may telephone the investor and/or redeposit the check or debit for collection or cancel the purchase, as deemed appropriate. Price Services and the Funds will establish procedures for the collection of money owed the Fund from investors who have caused losses due to these returned items.

7. Redemption of Shares under a Hold

  * Uncollected Funds. Shares purchased by personal, corporate, governmental check, cashier's, treasurer's, certified or official checks or by ACH will be considered uncollected until the tenth calendar date following the trade date of the trade ("Uncollected Funds");
  * Good Funds. Shares purchased by wire transfer or automatically through a shareholder's paycheck will be considered collected immediately ("Good Funds"). Absent information to the contrary (i.e., notification from the payee institution), Uncollected Funds will be considered Good Funds on the tenth calendar day following trade date.
  * Redemption of Uncollected Funds
  * Shareholders making telephone requests for redemption of shares purchased with Uncollected Funds will be given two options:
  1. The Shareholder will be permitted to exchange to another Fund until the payment is deemed Good Funds; or
  2. The redemption can be processed utilizing the same procedures for written redemptions described below.
  * If a written redemption request is made for shares where any portion of the payment for said shares is in Uncollected Funds, and the request is in good order, Price Services will promptly obtain the information relative to the payment necessary to determine when the payment becomes Good Funds. The redemption will be processed in accordance with normal procedures, and the proceeds will be held until confirmation that the payment is Good Funds. On the seventh (7th) calendar day after trade date, and each day thereafter until either confirmation is received or the tenth (10th) calendar day, Price Services will call the paying institution to request confirmation that the check or ACH in question has been paid. On the tenth calendar day after trade date, the redemption proceeds will be released, regardless of whether confirmation has been received.
  * Checkwriting Redemptions.
  * Daily, all checkwriting redemptions $10,000 and over reported as Uncollected Funds or insufficient funds will be reviewed. An attempt will be made to contact the shareholder to obtain alternative instructions for payment (through wire, exchange, transfer, etc.). Generally by 12:00 p.m. the same day, if the matter has not been resolved, the redemption request will be rejected and the check returned to the Shareholder.
  * All checkwriting redemptions under $10,000 reported as Uncollected or insufficient funds will be rejected and the check returned to the Shareholder. The Funds and Services may agree to contact shareholders presenting checks under $10,000 reported as insufficient funds to obtain alternative instructions for payment.
  * Confirmations of Available Funds/Bank Account Registrations. The Fund expects that situations may develop whereby it would be beneficial to determine (i) if a person who has placed an order for Shares has sufficient funds in his or her checking account to cover the payment for the Shares purchased or (ii) if the bank account owner(s) are the same as the Fund Shareholder(s) (i.e., when establishing an account on-line and funding the account via ACH). When this situation occurs, Price Services may call the bank in question and request that it confirm that sufficient funds to cover the purchase are currently credited to the account in question and/or the bank account owner(s) are the same as the mutual fund owner(s). Price Services will maintain written documentation or a recording of each telephone call that is made under the procedures outlined above. None of the above procedures shall preclude Price Services from inquiring as to the status of any check received by it in payment for the Funds Shares as Price Services may deem appropriate or necessary to protect both the Fund and Price Services. If a conflict arises between Section 2 and this Section 6, Section 6 will govern.

8. Dividends, Distributions and Other Corporate Actions

  * The Fund will promptly inform Price Services of the declaration of any dividend, distribution, stock split or any other distributions of a similar kind on account of its Capital Stock.
  * Price Services shall act as Dividend Disbursing Agent for the Fund, and as such, shall prepare and make income and capital gain payments to investors. As Dividend Disbursing Agent, Price Services will on or before the payment date of any such dividend or distribution, notify the Custodian of the estimated amount required to pay any portion of said dividend or distribution which is payable in cash, and the Fund agrees that on or about the payment date of such distribution, it shall instruct the Custodian to make available to Price Services sufficient funds for the cash amount to be paid out. If an investor is entitled to receive additional Shares by virtue of any such distribution or dividend, appropriate credits will be made to his or her account.

9. Abandoned Property and Lost Shareholders

     In accordance with procedures agreed upon by both parties, Price Services shall report abandoned property to appropriate state and governmental authorities of the Fund. Price Services shall, 90 days prior to the annual reporting of abandoned property to each of the states, make reasonable attempts to locate Shareholders for which (a) checks, tax forms, statements or confirms have been returned; (b) for which accounts have aged outstanding checks; or (c) accounts with share balances that have been coded with stop mail and meet the dormancy period guidelines specified in the individual states. Price Services shall make reasonable attempts to contact shareholders for those accounts that have significant aged outstanding checks over a specified dollar threshold as agreed to by the parties. Price Services shall also comply with the requirements of Rule 17Ad-17 of the 34 Act with respect to searching for lost shareholders.

10. Books and Records

     Price Services shall maintain records showing for each Shareholder's account, 529 Plan, Retirement Plan or Retirement Account, as the case may be, the following:

  * Names, address and tax identification number;
  * Number of Shares held;
  * Certain historical information regarding the account of each Shareholder, including dividends and distributions distributed in cash or invested in Shares;
  * Pertinent information regarding the establishment and maintenance of Retirement Plans and Retirement Accounts necessary to properly administer each account;
  * Information with respect to the source of dividends and distributions allocated among income (taxable and nontaxable income), realized short-term gains and realized long-term gains;
  * Any stop or restraining order placed against a Shareholder's account;
  * Information with respect to withholdings on domestic and foreign accounts;
  * Any instructions from a Shareholder including, all forms furnished by the Fund and executed by a Shareholder with respect to (i) dividend or distribution elections, and (ii)elections with respect to payment options in connection with the redemption of Shares;
  * Any correspondence relating to the current maintenance of a Shareholder's account;
  * Certificate numbers and denominations for any Shareholder holding certificates;
  * Any information required in order for Price Services to perform the calculations contemplated under this Agreement; and
  * Any other records required under applicable law including Rules 17Ad-6 and 7 under the '34 Act and Rule 31a-1 of the '40 Act.

     Price Services shall maintain files and furnish statistical and other information as required under this Agreement and as may be agreed upon from time to time by both parties or required by applicable law. However, Price Services reserves the right to delete, change or add any information to the files maintained; provided such deletions, changes or additions do not contravene the terms of this Agreement or applicable law and do not materially reduce the level of ervices described in this Agreement.

     Any such records maintained pursuant to Rule 31a-1 under the '40 Act and 17AD-6 and 7 under the '34 Act will be preserved for the periods and maintained in a manner prescribed under the Rules, including any requirements relating to electronic storage of records. Disposition of such records after such prescribed periods shall be as mutually agreed upon by the Fund and Price Services. The retention of such records, which may be inspected by the Fund at reasonable times, shall be at the expense of the Fund. All records maintained by Price Services in connection with the performance of its duties under this Agreement will remain the property of the Fund and, in the event of termination of this Agreement, will be delivered to the Fund as of the date of termination or at such other time as may be mutually agreed upon.

     All books, records, information and data pertaining to the business of the other party which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement shall remain confidential, and shall not be voluntarily disclosed to any other person, except after prior notification to and approval by the other party hereto, which approval shall not be unreasonably withheld and may not be withheld where Price Services or the Fund may be exposed to civil or criminal contempt proceedings for failure to comply; when requested to divulge such information by duly constituted governmental authorities; or after so requested by the other party hereto.

11. Authorized and Outstanding Shares

     Price Services shall record the issuance of Shares of the Fund and maintain, pursuant to Rule17Ad10(e) of the '34 Act, a record of the total number of Shares of the Fund which are authorized and outstanding, based upon data provided to it by the Fund. Price Services shall also provide the Fund on a regular basis the total number of Shares that are authorized and issued and outstanding. Price Services shall have no obligation, when recording the issuance of Shares, to monitor the issuance of such Shares or to take cognizance of any laws relating to the issuance or sale of such Shares.

12. Tax Information

     Price Services shall prepare and file with the Internal Revenue Service ("IRS") and with other appropriate state agencies and, if required, mail to shareholders, those returns for reporting dividends and distributions paid as required to be so filed and mailed, and shall withhold such sums required to be withheld under applicable Federal income tax laws, rules, and regulations and remit such sums to the IRS. Additionally, Price Services will file and, as applicable, mail to Shareholders, any appropriate information returns required to be filed in connection with Retirement Plan processing, such as 1099R, 5498, as well as any other appropriate forms that the Fund or Price Services may deem necessary. The Fund and Price Services shall agree to procedures to be followed with respect to Price Services' responsibilities in connection with compliance with back-up withholding and other tax laws.

13. Information to be Furnished to the Fund

     Price Services shall furnish to the Fund such information as may be agreed upon between the Fund and Price Services, including any information that the Fund and Price Services agree is necessary to the daily operations of the business and to comply with Sarbanes Oxley Act of 2002.

14. Correspondence

     Price Services shall promptly and fully answer correspondence from shareholders, participants and Administrators relating to Shareholder Accounts, Retirement Accounts, and 529 Plan accounts, transfer agent procedures, and such other correspondence as may from time to time be mutually agreed upon with the Funds. Unless otherwise instructed, copies of all correspondence will be retained by Price Services in accordance with applicable law and procedures.

15. Lost or Stolen Securities

     Pursuant to Rule 17f-1 of the '34 Act, Price Service shall report to the Securities Information Center and/or the FBI or other appropriate person on Form X-17-F-1A all lost, stolen, missing or counterfeit securities. Provide any other services relating to lost, stolen or missing securities as may be mutually agreed upon by both parties.

16. Telephone/Computer Services

     Price Services shall maintain a Telephone Servicing Staff of representatives ("Representatives") sufficient to timely respond to all telephonic inquiries reasonably foreseeable. The Representatives will also effect telephone purchases, redemptions, exchanges, and other transactions mutually agreed upon by both parties, for those Shareholders who have authorized telephone services. The Representatives shall require each Shareholder or participant effecting a telephone transaction to properly identify himself/herself before the transaction is effected, in accordance with procedures agreed upon between by both parties. Procedures for processing telephone transactions will be mutually agreed upon by both parties. Price Services will also be responsible for providing Tele*Access, OnLine Access and such other Services as may be offered by the Funds from time to time. Price Services will maintain a special Shareholder Servicing staff to service certain Shareholders with substantial relationships with the Funds.

17. Collection of Shareholder/Participant Fees and Calculation and Distribution of 12b-1 Fees and Administrative Fee Payments

  * Shareholder Fees. Price Services shall calculate and notify shareholders of Funds and participants of 529 Plans of any fees owed the Fund, its affiliates or its agents. Such fees include but are not limited to the small account fee, IRA custodial fee, wire fee and any initial and annual fees for participation in the 529 Plan.
  * 12b-1 Fees and Administrative Fee Payments. Certain Funds have adopted a 12b-1 Plan pursuant to the '40 Act ("12b-1 Plan") under which payments to T. Rowe Price Investment Services, Inc. or its designee may be made for distribution, personal and shareholder services performed with respect to Fund shares of a designated class. Such 12b-1 fees may be paid to third parties in consideration of performance of these services. The Funds have also instituted a program whereby they may, in their discretion, pay a third party (e.g., a plan or an intermediary) a fee to compensate the third party for certain expenses incurred as a result of providing administrative services to underlying shareholders of the Funds ("Administrative Fee Payments"). Price Services agrees to calculate and distribute, on behalf of the Funds, the payments/fees owed to third parties under the Fund's 12b-1 Plan and Administrative Fee Payment Program.
  * Administrative Fee Agreements. Each Fund authorizes Price Services to enter into, on its behalf, agreements with third parties for payment of such administrative fee payments in consideration of such third parties or their agents performance of services pursuant to the Funds Administrative Fee Payment Program. Any payments owed under these Administrative Fee Agreements shall be the obligation of the applicable Fund, not Price Services.

18. Forms N-SAR and N-CSR

     Price Services shall maintain such records, if any, as shall enable the Fund to fulfill the requirements of Forms N-SAR and N-CSR.

19. Cooperation With Accountants

Price Services shall cooperate with each Fund's independent public accountants and take all reasonable action in the performance of its obligations under the Agreement to assure that the necessary information is made available to such accountants for the expression of their opinion without any qualification as to the scope of their examination, including, but not limited to, their opinion included in each such Fund's annual report on Form N-CSR and annual amendment to Form N-1A.

20. Blue Sky

     Price Services shall provide to the Fund or its agent, on a daily, weekly, monthly and quarterly basis, and for each state in which the Fund's Shares are sold, sales reports and other materials for blue sky compliance purposes as shall be agreed upon by the parties.

21. Monitoring Fund's Excessive Trading Policy

     Price Services shall monitor accounts to determine if purchases and sales of Fund Shares are in conformance with the Fund's excessive trading policy as outlined in each Fund's then-current prospectus. If the Fund's policy has been violated in accounts held directly with Price Services, Price Services will take action to restrict the account from future excessive trading in accordance with procedures agreed upon between Price Services and the Funds. Price Services will also monitor trading activity in omnibus accounts to review trading activity that indicates potential excessive trading and, if it determined that excessive trading has occurred, Price Services shall take action to restrict future activity in accordance with procedures agreed to between Price Services and the Funds.

22. Anti-Money Laundering Program

     Price Services shall perform, on behalf of the Funds, Anti-Money Laundering ("AML") services in accordance with the Anti-Money Laundering Program adopted by the Funds. Price Services shall, maintain policies and procedures, and related internal controls, which are consistent with such AML Program, including but not limited to the following:

  * Upon opening a new account, collect required Shareholder information and verify the identity of Shareholders in accordance with the Fund's Customer Identification Program;
  * Monitor shareholder transactions, including shareholder purchases made with cash equivalents, identify suspicious activity and report such activity as required to be reported by law, such as filing Suspicious Activity Reports with Department of Treasury and the U.S. Securities and Exchange Commission ("SEC");
  * Review Shareholder names against lists of suspected terrorists organizations supplied by various governmental organizations, such as Office of Foreign Asset Control ("OFAC"), as required, and take action if a match is found in accordance with the Funds' AML Program, including reporting such matches to OFAC in compliance with OFAC regulations;
  * Ensure that employees that are required to take AML training, complete such training in compliance with the Funds' AML Program and as required by law;
  * Arrange for periodic reviews by T. Rowe Price Group Inc.'s internal audit department, at least annually, of the services performed by Price Services under the Funds' AML Program; and
  * Maintain all records or other documentation relating to shareholder accounts and transactions therein that are required to be prepared and maintained pursuant to the Funds' AML Program.

     Price Services is authorized to take, on behalf of the Funds, any action permitted by law and in accordance with the Funds' AML Program in carrying out it's responsibilities under the Funds' AML Program, including rejecting purchases, freezing Shareholder accounts, restricting certain services, or closing Shareholder accounts if (a) suspicious activity is detected, (b) it is unable to verify the identity of a Shareholder, or (c) a Shareholder matches a government list of known or suspected suspicious persons.

23. Other Services

     Price Services shall provide such other services as may be mutually agreed upon between Price Services and the Fund.

C. Fees and Expenses

     Except as set forth in this Paragraph C, Price Services is responsible for all expenses relating to the providing of the services hereunder. Each Fund is directly responsible for the fees set forth under Section I of Schedule A and the vendor charges under Section II of Schedule A as well as the following expenses and charges:

  * Postage. The cost of postage and freight for mailing materials to Shareholders and 529 Plan and Retirement Plan participants, or their agents, including overnight delivery, UPS and other express mail services and special courier services required to transport mail between Price Services locations and mail processing vendors.
  * Proxies. The cost to mail proxy cards and other material supplied to Price Services by the Fund to Shareholders and costs related to the receipt, examination and tabulation of returned proxies and the certification of the vote to the Fund.
  * Communications
  * Print. The printed forms used internally and externally for documentation and processing Shareholder and 529 Plan and Retirement Plan participant, or their agent's inquiries and requests; paper and envelope supplies for letters, notices, and other written communications sent to Shareholders and 529 and Retirement Plan participants, or their agents, which includes charges from T. Rowe Price Technologies, Inc. for internally printed forms and written communications.
  * Print & Mail House. The cost of internal and third party printing and mail house services, including printing of statements, prospectuses and reports sent to existing Shareholders.
  * Voice and Data. The cost of equipment (including associated maintenance), supplies and services used for communicating with and servicing Shareholders of the Fund and 529 Plan and Retirement Plan participants, or their agents, and other Fund offices or other agents of either the Fund or Price Services. These charges shall include:
  * telephone toll charges (both incoming and outgoing, local, long distance and mailgrams);
  * data and telephone expenses to communicate with shareholders and transfer shareholders between T. Rowe Price facilities; and
  * production support, service enhancements and custom reporting for the shareholder mainframe recordkeeping system.
  * Record Retention. The costof maintenance and supplies used to maintain, microfilm, copy, record, index, display, retrieve, and store, in optical disc, microfiche or microfilm form, documents and records.
  * Disaster Recovery. The cost of services, equipment, facilities and other charges necessary to provide disaster recovery for any and all services listed in this Agreement, which includes charges from T. Rowe Price Technologies, Inc. for the cost of providing recovery of critical shareholder servicing systems maintained internally as agreed to by the parties.

     As an accommodation to the Funds and acting as their agent, Price Services may make payments directly to vendors for Fund expenses and, thereafter, be reimbursed by the Funds on a timely basis.

     Some invoices for these costs will contain costs for both the Funds and other funds serviced by Price Services. These costs will be allocated based on a reasonable allocation methodology. Where possible, such as in the case of inbound and outbound WATS charges, allocation will be made on the actual distribution or usage.

D. Representations and Warranties of Price Services

     Price Services represents and warrants to the Fund that:

  1. It is a corporation duly organized and existing and in good standing under the laws of Maryland;
  2. It is duly qualified to carry on its business in Maryland, Colorado, Florida, District of Columbia, Illinois, Massachusetts, New Jersey, Virginia and California;
  3. It is empowered under applicable laws and by its charter and by-laws to enter into and perform this Agreement;
  4. All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement;
  5. It is registered with the Securities and Exchange Commission as a Transfer Agent pursuant to Section 17A of the '34 Act; and
  6. It has and will continue to have access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.
E. Representations and Warranties of the Fund

     The Fund represents and warrants to Price Services that:

  1. It is a corporation or business trust duly organized and existing and in good standing under the laws of Maryland or Massachusetts, as the case may be;
  2. It is empowered under applicable laws and by its Articles of Incorporation or Declaration of Trust, as the case may be, and By-Laws to enter into and perform this Agreement;
  3. All proceedings required by said Articles of Incorporation or Declaration of Trust, as the case may be, and By-Laws have been taken to authorize it to enter into and perform this Agreement;
  4. It is an investment company registered under the Act; and
  5. A registration statement under the Securities Act of 1933 ("the '33 Act") is currently effective and will remain effective, and appropriate state securities law filings have been made and will continue to be made, with respect to all Shares of the Fund being offered for sale.
F. Standard of Care/Indemnification

     Notwithstanding anything to the contrary in this Agreement:

  1. Price Services shall not be liable to any Fund for any act or failure to act by it or its agents or subcontractors on behalf of the Fund in carrying or attempting to carry out the terms and provisions of this Agreement provided Price Services has acted in good faith and without negligence or willful misconduct and selected and monitored the performance of its agents and subcontractors with reasonable care.
  2. The Fund shall indemnify and hold Price Services harmless from and against all losses, costs, damages, claims, actions and expenses, including reasonable expenses for legal counsel, incurred by Price Services resulting from: (i) any action or omission by Price Services or its agents or subcontractors in the performance of their duties hereunder; (ii) Price Services acting upon instructions believed by it to have been executed by a duly authorized officer of the Fund; or (iii) Price Services acting upon information provided by the Fund in form and under policies agreed to by Price Services and the Fund. Price Services shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of Price Services or where Price Services has not exercised reasonable care in selecting or monitoring the performance of its agents or subcontractors.
  3. Except as provided in Article M of this Agreement, Price Services shall indemnify and hold harmless the Fund from all losses, costs, damages, claims, actions and expenses, including reasonable expenses for legal counsel, incurred by the Fund resulting from the negligence or willful misconduct of Price Services or which result from Price Services' failure to exercise reasonable care in selecting or monitoring the performance of its agents or subcontractors. The Fund shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of such Fund or its agents or subcontractors; unless such negligence or misconduct is attributable to Price Services.
  4. In determining Price Services' liability, an isolated error or omission will normally not be deemed to constitute negligence when it is determined that:
  * Price Services had in place "appropriate procedures;" and
  * the employee(s) responsible for the error or omission had been reasonably trained and were being appropriately monitored.
  No evidence or circumstances have been produced to indicate that the individual who committed the error or omission was functioning in bad faith, gross negligence or willful misconduct at the time of the incident.
  It is understood that Price Services is not obligated to have in place separate procedures to prevent each and every conceivable type of error or omission. The term "Appropriate Procedures" shall mean procedures reasonably designed to prevent and detect errors and omissions. In determining the reasonableness of such procedures, weight will be given to such factors as are appropriate, including the prior occurrence of any similar errors or omissions when such procedures were in place and transfer agent industry standards in place at the time of the occurrence.
  5. In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes or other causes reasonably beyond its control, such party shall not be liable to the other party for any loss, cost, damage, claim, action or expense resulting from such failure to perform or otherwise from such causes.
  6. In order that the indemnification provisions contained in this Article E shall apply, upon the assertion of a claim for which either party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim, or to defend against said claim in its own name or in the name of the other party. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party's prior written consent.
  7. Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.
G. Dual Interests

     It is understood that some person or persons may be directors, officers, or shareholders of both the Funds and Price Services (including Price Services' affiliates), and that the existence of any such dual interest shall not affect the validity of this Agreement or of any transactions hereunder except as otherwise provided by a specific provision of applicable law.

H. Documentation

     As requested by Price Services, the Fund shall promptly furnish to Price Services the following:

  * A certified copy of the resolution of the Directors/Trustees of the Fund authorizing the appointment of Price Services and the execution and delivery of this Agreement;
  * A copy of the Articles of Incorporation or Declaration of Trust, as the case may be, and By-Laws of the Fund and all amendments thereto;
  * As applicable, specimens of all forms of outstanding and new stock/share certificates in the forms approved by the Board of Directors/Trustees of the Fund with a certificate of the Secretary of the Fund as to such approval;
  * All account application forms and other documents relating to Shareholders' accounts;
  * An opinion of counsel for the Fund with respect to the validity of the stock, the number of Shares authorized, the status of redeemed Shares, and the number of Shares with respect to which a Registration Statement has been filed and is in effect; and
  * A copy of the Fund's current prospectus.

     The delivery of any such document for the purpose of any other agreement to which the Fund and Price Services are or were parties shall be deemed to be delivery for the purposes of this Agreement.

  * As requested by Price Services, the Fund will also furnish from time to time the following documents:
  * Each resolution of the Board of Directors/Trustees of the Fund authorizing the original issue of its Shares;
  * Each Registration Statement filed with the Securities and Exchange Commission and amendments and orders thereto in effect with respect to the sale of Shares with respect to the Fund;
  * A certified copy of each amendment to the Articles of Incorporation or Declaration of Trust, and the ByLaws of the Fund;
  * Certified copies of each vote of the Board of Directors/Trustees authorizing officers to give instructions to the Transfer Agent;
  * Such other documents or opinions which Price Services, in its discretion, may reasonably deem necessary or appropriate in the proper performance of its duties; and
  * Copies of new prospectuses issued.

     Price Services hereby agrees to establish and maintain facilities and procedures reasonably acceptable to the Fund for safekeeping of stock certificates, check forms and facsimile signature imprinting devices, if any; and for the preparation or use, and for keeping account of, such certificates, forms and devices.

I. References to Price Services

     Each Fund agrees not to circulate any printed matter which contains any reference to Price Services without the prior approval of Price Services, excepting solely such printed matter that merely identifies Price Services as agent of the Fund. The Fund will submit printed matter requiring approval to Price Services in draft form, allowing sufficient time for review by Price Services and its legal counsel prior to any deadline for printing.

J. Compliance with Governmental Rules and Regulations

     Except as otherwise provided in the Agreement and except for the accuracy of information furnished to the Fund by Price Services, each Fund assumes full responsibility for the preparation, contents and distribution of its prospectuses and compliance with all applicable requirements of the '40 Act, the '34 Act, the '33 Act, and any other laws, rules and regulations of governmental authorities having jurisdiction over the Fund. Price Services shall be responsible for complying with all laws, rules and regulations of governmental authorities having jurisdiction over transfer agents and their activities and cooperating with respect to examinations and requests from such governmental authorities.

K. Ownership of Software and Related Material

     All computer programs, magnetic tapes, written procedures and similar items purchased and/or developed and used by Price Services in performance of the Agreement shall be the property of Price Services and will not become the property of the Fund.

L. Quality Service Standards

     Price Services and the Fund may from time to time agree to certain quality service standards, as well as incentives and penalties with respect to Price Services' hereunder.

M. As Of Transactions

     For purposes of this Article M, the term "Transaction" shall mean any single or "related transaction" (as defined below) involving the purchase or redemption of Shares (including exchanges) that is processed at a time other than the time of the computation of the Fund's net asset value per Share next computed after receipt of any such transaction order by Price Services due to an act or omission of Price Services. "As Of Processing" refers to the processing of these Transactions. All As Of Processing may only be performed in accordance with the requirements of Rule 22c-1 of the '40 Act. Price Services is responsible for monitoring As Of Transactions procedures that set forth the circumstances under which As Of Transactions are permitted. If more than one Transaction ("Related Transaction") in the Fund is caused by or occurs as a result of the same act or omission, such transactions shall be aggregated with other transactions in the Fund and be considered as one Transaction.

  * Reporting

     Price Services shall:

  1. Utilize a system to identify all Transactions, and shall compute the net effect of such Transactions upon the Fund on a daily, monthly and rolling 365day basis. The monthly and rolling 365day periods are hereafter referred to as "Cumulative."
  2. Supply to the Fund, from time to time as mutually agreed upon, a report summarizing the Transactions and the daily and Cumulative net effects of such Transactions both in terms of aggregate dilution and loss ("Dilution") or gain and negative dilution ("Gain") experienced by the Fund, and the impact such Gain or Dilution has had upon the Fund's net asset value per Share.
  3. With respect to any Transaction which causes Dilution to the Fund of $100,000 or more, immediately provide the Fund: (i) a report identifying the Transaction and the Dilution resulting therefrom, (ii) the reason such Transaction was processed as described above, and (iii) the action that Price Services has or intends to take to prevent the reoccurrence of such as of processing ("Report").
  * Liability
  1. It will be the normal practice of the Funds not to hold Price Services liable with respect to any Transaction that causes Dilution to any single Fund of less than $25,000. Price Services will, however, closely monitor for each Fund the daily and Cumulative Gain/Dilution that is caused by Transactions of less than $25,000. When the Cumulative Dilution to any Fund exceeds 3/10 of 1% net asset value per share, Price Services, in consultation with counsel to the Fund, will make appropriate inquiry to determine whether it should take any remedial action. Price Services will report to the Board of Directors/Trustees of the Fund ("Board") any action it has taken.
  2. Where a Transaction causes Dilution to a Fund equal to or greater than $25,000 ("Significant Transaction"), but less than $100,000, Price Services will review with Counsel to the Fund the circumstances surrounding the underlying Transaction to determine whether the Transaction was caused by or occurred as a result of a negligent act or omission by Price Services. If it is determined that the Dilution is the result of a negligent action or omission by Price Services, Price Services and outside counsel for the Fund will negotiate settlement. Significant Transactions equal to or greater than $25,000 will be reported to the Audit Committee at least annually (unless the settlement fully compensates the Fund for any Dilution). Any Significant Transaction, however, causing Dilution in excess of the lesser of $100,000 or a penny per share will be promptly reported to the Board and resolved at the next scheduled Board Meeting. Settlement for Significant Transactions causing Dilution of $10 or more will not be entered into until approved by the Board. The factors to consider in making any determination regarding the settlement of a Significant Transaction would include but not be limited to:
  * Procedures and controls adopted by Price Services to prevent As Of Processing;
  * Whether such procedures and controls were being followed at the time of the Significant Transaction;
  * The absolute and relative volume of all transactions processed by Price Services on the day of the Significant Transaction;
  * The number of Transactions processed by Price Services during prior relevant periods, and the net Dilution/Gain as a result of all such Transactions to the Fund and to all other Price Funds;
  * The prior response of Price Services to recommendations made by the Funds regarding improvement to Price Services' As Of Processing procedures.
  3. In determining Price Services' liability with respect to a Significant Transaction, an isolated error or omission will normally not be deemed to constitute negligence when it is determined that:
  * Price Services had in place "Appropriate Procedures" as defined in Section 4 of Article F of this Agreement (it is understood that Price Services is not obligated to have in place separate procedures to prevent each and every conceivable type of error or omission);
  * the employee(s) responsible for the error or omission had been reasonably trained and were being appropriately monitored; and
  * No evidence or circumstances have been produced to indicate that the individual who committed the error or omission was functioning in bad faith, gross negligence or willful misconduct at the time of the incident.
  * As Of Transactions - Intermediaries

     If an As Of Transaction is performed by an intermediary, which is designated by the Fund to received orders for Fund Shares, Price Services shall cause such intermediary to promptly reimburse the Fund for any Dilution caused by such As Of Transaction; provided, however, Price Services shall not be obligated to seek reimbursement from such intermediary if the Dilution is less than $100.

N. Term and Termination of Agreement
  * This Agreement shall run for a period of one (1) year from the date first written above and will be renewed from year to year thereafter unless terminated by either party as provided hereunder.
  * This Agreement may be terminated by the Fund upon one hundred twenty (120) days' written notice to Price Services; and by Price Services, upon three hundred sixty-five (365) days' written notice to the Fund.
  * Upon termination hereof, the Fund shall pay to Price Services such compensation as may be due as of the date of such termination, and shall likewise reimburse for out-of-pocket expenses related to its services hereunder.
O. Notice

      Any notice as required by this Agreement shall be sufficiently given (i) when sent to an authorized person of the other party at the address of such party set forth above or at such other address as such party may from time to time specify in writing to the other party; or (ii) as otherwise agreed upon by appropriate officers of the parties hereto.

P. Assignment

     Neither this Agreement nor any rights or obligations hereunder may be assigned either voluntarily or involuntarily, by operation of law or otherwise, by either party without the prior written consent of the other party, provided this shall not preclude Price Services from employing such agents and subcontractors as it deems appropriate to carry out its obligations set forth hereunder.

Q. Amendment/Interpretive Provisions

     The parties by mutual written agreement may amend this Agreement at any time. In addition, in connection with the operation of this Agreement, Price Services and the Fund may agree from time to time on such provisions interpretive of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement. Any such interpretive or additional provisions are to be signed by all parties and annexed hereto, but no such provision shall contravene any applicable Federal or state law or regulation and no such interpretive or additional provision shall be deemed to be an amendment of this Agreement.

R. Further Assurances

     Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

S. Maryland Law to Apply

     This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of Maryland.

T. Merger of Agreement

     This Agreement, including the attached Appendices and Schedules supersedes any prior agreement with respect to the subject hereof, whether oral or written.

U. Counterparts

     This Agreement may be executed by the parties hereto on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instruments.

V. The Parties

     All references herein to "the Fund" are to each of the Funds listed on Appendix A individually, as if this Agreement were between such individual Fund and Price Services. In the case of a series Fund or trust, all references to "the Fund" are to the individual series or portfolio of such Fund or trust, or to such Fund or trust on behalf of the individual series or portfolio, as appropriate. The "Fund" also includes any T. Rowe Price Funds that may be established after the execution of this Agreement. Any reference in this Agreement to "the parties" shall mean Price Services and such other individual Fund as to which the matter pertains.

W. Directors, Trustees and Shareholders and Massachusetts Business Trust

     It is understood and is expressly stipulated that neither the holders of Shares in the Fund nor any Directors or Trustees of the Fund shall be personally liable hereunder.

     With respect to any Fund which is a party to this Agreement and which is organized as a Massachusetts business trust, the term "Fund" means and refers to the trustees from time to time serving under the applicable trust agreement (Declaration of Trust) of such Trust as the same may be amended from time to time. It is expressly agreed that the obligations of any such Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement has been authorized by the trustees and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

X. Captions

     The captions in the Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf under their seals by and through their duly authorized officers.

T. ROWE PRICE SERVICES, INC.               T. ROWE PRICE FUNDS

/s/Wayne D. OMelia                     /s/Joseph A. Carrier

BY:                                    BY:

DATED: 5/4/04                                   DATED: 4/29/04

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APPENDIX A

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
T. Rowe Price Blue Chip Growth Fund--Advisor Class
T. Rowe Price Blue Chip Growth Fund-R Class

T. ROWE PRICE CALIFORNIA TAXFREE INCOME TRUST
California TaxFree Bond Fund
California TaxFree Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND,   INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND
T. Rowe Price Equity Income Fund--Advisor Class
T. Rowe Price Equity Income Fund--R Class

T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio
T. Rowe Price Equity Income Portfolio-II
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio
T. Rowe Price MidCap Growth Portfolio
T. Rowe Price Mid-Cap Growth Portfolio-II
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Blue Chip Growth Portfolio-II
T. Rowe Price Equity Index 500 Portfolio
T. Rowe Price Health Sciences Portfolio
T. Rowe Price Health Sciences Portfolio-II

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
T. Rowe Price LimitedTerm Bond Portfolio
T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.
T. Rowe Price Growth Stock Fund--Advisor Class
T. Rowe Price Growth Stock Fund--R Class

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.
T. Rowe Price High Yield Fund--Advisor Class

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
T. Rowe Price Equity Index 500 Fund
T. Rowe Price Extended Equity Market Index Fund
T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
T. Rowe Price Institutional LargeCap Growth Fund
T. Rowe Price Institutional Large-Cap Core Growth Fund
T. Rowe Price Institutional LargeCap Value Fund
T. Rowe Price Institutional MidCap Equity Growth Fund
T. Rowe Price Institutional SmallCap Stock Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
T. Rowe Price Institutional Foreign Equity Fund
T. Rowe Price Institutional Emerging Markets Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
T. Rowe Price International Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price European Stock Fund
T. Rowe Price New Asia Fund
T. Rowe Price Japan Fund
T. Rowe Price Latin America Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price Global Stock Fund
T. Rowe Price International Growth & Income Fund
T. Rowe Price International Growth & Income Fund-- Advisor Class
T. Rowe Price International Growth & Income Fund--R Class
T. Rowe Price International Stock Fund--Advisor Class
T. Rowe Price International Stock Fund--R Class
T. Rowe Price Emerging Europe & Mediterranean Fund
T. Rowe Price International Bond Fund
T. Rowe Price International Bond Fund--Advisor Class
T. Rowe Price Emerging Markets Bond Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MIDCAP GROWTH FUND, INC.
T. Rowe Price MidCap Growth Fund--Advisor Class
T. Rowe Price Mid-Cap Growth Fund--R Class

T. ROWE PRICE MIDCAP VALUE FUND, INC.
T. Rowe Price Mid-Cap Value Fund--Advisor Class
T. Rowe Price Mid-Cap Value Fund--R Class

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.
T. Rowe Price New Income Fund--Advisor Class
T. Rowe Price New Income Fund--R Class

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
T. Rowe Price Personal Strategy Balanced Fund
T. Rowe Price Personal Strategy Growth Fund
T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
T. Rowe Price Reserve Investment Fund
T. Rowe Price Government Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.
T. Rowe Price Retirement 2010 Fund
T. Rowe Price Retirement 2010 Fund--Advisor Class
T. Rowe Price Retirement 2010 Fund--R Class
T. Rowe Price Retirement 2020 Fund
T. Rowe Price Retirement 2020 Fund--Advisor Class
T. Rowe Price Retirement 2020 Fund--R Class
T. Rowe Price Retirement 2030 Fund
T. Rowe Price Retirement 2030 Fund--Advisor Class
T. Rowe Price Retirement 2030 Fund--R Class
T. Rowe Price Retirement 2040 Fund
T. Rowe Price Retirement 2040 Fund--Advisor Class
T. Rowe Price Retirement 2040 Fund--R Class
T. Rowe Price Retirement Income Fund
T. Rowe Price Retirement Income Fund--Advisor Class
T. Rowe Price Retirement Income Fund--R Class

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
T. Rowe Price Science & Technology Fund--Advisor Class

T. ROWE PRICE SHORTTERM BOND FUND, INC.

T. ROWE PRICE SMALLCAP STOCK FUND, INC.
T. Rowe Price SmallCap Stock Fund--Advisor Class

T. ROWE PRICE SMALLCAP VALUE FUND, INC.
T. Rowe Price SmallCap Value Fund--Advisor Class

T. ROWE PRICE SPECTRUM FUND, INC.
Spectrum Income Fund
Spectrum Growth Fund
Spectrum International Fund

T. ROWE PRICE STATE TAXFREE INCOME TRUST
New York TaxFree Money Fund
New York TaxFree Bond Fund
Maryland TaxFree Bond Fund
Virginia TaxFree Bond Fund
New Jersey TaxFree Bond Fund
Maryland ShortTerm TaxFree Bond Fund
Florida Intermediate TaxFree Fund
Georgia TaxFree Bond Fund
Maryland TaxFree Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
T. Rowe Price Summit Cash Reserves Fund
T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
T. Rowe Price Summit Municipal Money Market Fund
T. Rowe Price Summit Municipal Intermediate Fund
T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE TAXEFFICIENT FUNDS, INC.
T. Rowe Price TaxEfficient Balanced Fund
T. Rowe Price TaxEfficient Growth Fund
T. Rowe Price TaxEfficient MultiCap Growth Fund

T. ROWE PRICE TAXEXEMPT MONEY FUND, INC.

T. ROWE PRICE TAXFREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAXFREE INCOME FUND, INC.
T. Rowe Price Tax-Free Income Fund--Advisor Class

T. ROWE PRICE TAXFREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAXFREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
U.S. Treasury Intermediate Fund
U.S. Treasury LongTerm Fund
U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.
T. Rowe Price Value Fund--Advisor Class

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AMENDMENT NO. 1

TRANSFER AGENCY AND SERVICE AGREEMENT

Between

T. ROWE PRICE SERVICES, INC.

and

THE T. ROWE PRICE FUNDS

The Transfer Agency and Service Agreement of January 1, 2004, between T. Rowe Price Services, Inc., and each of the Parties listed on Appendix A thereto is hereby amended, as of February 4, 2004, by adding thereto T. Rowe Price Retirement Funds, Inc., on behalf of T. Rowe Price Retirement 2005 Fund, T. Rowe Price Retirement 2015 Fund, T. Rowe Price Retirement 2025 Fund, and T. Rowe Price Retirement 2035 Fund.

 T. ROWE PRICE BALANCED FUND, INC.

 T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
 T. Rowe Price Blue Chip Growth Fund--Advisor Class
 T. Rowe Price Blue Chip Growth Fund--R Class

 T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
 California Tax-Free Bond Fund
 California Tax-Free Money Fund

 T. ROWE PRICE CAPITAL APPRECIATION FUND

 T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

 T. ROWE PRICE CORPORATE INCOME FUND, INC.

 T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

 T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

 T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

 T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

 T. ROWE PRICE EQUITY INCOME FUND
 T. Rowe Price Equity Income Fund--Advisor Class
 T. Rowe Price Equity Income Fund--R Class

 T. ROWE PRICE EQUITY SERIES, INC.
 T. Rowe Price Equity Income Portfolio
 T. Rowe Price Equity Income Portfolio-II
 T. Rowe Price New America Growth Portfolio
 T. Rowe Price Personal Strategy Balanced Portfolio
 T. Rowe Price Mid-Cap Growth Portfolio
 T. Rowe Price Mid-Cap Growth Portfolio-II
 T. Rowe Price Blue Chip Growth Portfolio
 T. Rowe Price Blue Chip Growth Portfolio-II
 T. Rowe Price Equity Index 500 Portfolio
 T. Rowe Price Health Sciences Portfolio
 T. Rowe Price Health Sciences Portfolio-II

 T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

 T. ROWE PRICE FIXED INCOME SERIES, INC.
 T. Rowe Price Limited-Term Bond Portfolio
 T. Rowe Price Prime Reserve Portfolio

 T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

 T. ROWE PRICE GNMA FUND

 T. ROWE PRICE GROWTH & INCOME FUND, INC.

 T. ROWE PRICE GROWTH STOCK FUND, INC.
 T. Rowe Price Growth Stock Fund--Advisor Class
 T. Rowe Price Growth Stock Fund--R Class

 T. ROWE PRICE HEALTH SCIENCES FUND, INC.

 T. ROWE PRICE HIGH YIELD FUND, INC.
 T. Rowe Price High Yield Fund--Advisor Class

 T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

 T. ROWE PRICE INDEX TRUST, INC.
 T. Rowe Price Equity Index 500 Fund
 T. Rowe Price Extended Equity Market Index Fund
 T. Rowe Price Total Equity Market Index Fund

 T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
 T. Rowe Price Institutional Mid-Cap Equity Growth Fund
 T. Rowe Price Institutional Large-Cap Value Fund
 T. Rowe Price Institutional Small-Cap Stock Fund
 T. Rowe Price Institutional Large-Cap Growth Fund
 T. Rowe Price Institutional Large-Cap Core Growth Fund

 T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
 T. Rowe Price Institutional High Yield Fund

 T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
 T. Rowe Price Institutional Foreign Equity Fund
 T. Rowe Price Institutional Emerging Markets Equity Fund

 T. ROWE PRICE INTERNATIONAL FUNDS, INC.
 T. Rowe Price International Stock Fund
 T. Rowe Price International Discovery Fund
 T. Rowe Price European Stock Fund
 T. Rowe Price New Asia Fund
 T. Rowe Price Japan Fund
 T. Rowe Price Latin America Fund
 T. Rowe Price Emerging Markets Stock Fund
 T. Rowe Price Global Stock Fund
 T. Rowe Price International Growth & Income Fund
 T. Rowe Price International Stock Fund--Advisor Class
 T. Rowe Price Emerging Europe & Mediterranean Fund
 T. Rowe Price International Growth & Income Fund--Advisor Class
 T. Rowe Price International Growth & Income Fund--R Class
 T. Rowe Price International Stock Fund--R Class
 T. Rowe Price International Bond Fund
 T. Rowe Price Emerging Markets Bond Fund
 T. Rowe Price International Bond Fund--Advisor Class

 T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
 T. Rowe Price International Equity Index Fund

 T. ROWE PRICE INTERNATIONAL SERIES, INC.
 T. Rowe Price International Stock Portfolio

 T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

 T. ROWE PRICE MID-CAP GROWTH FUND, INC.
 T. Rowe Price Mid-Cap Growth Fund--Advisor Class
 T. Rowe Price Mid-Cap Growth Fund--R Class

 T. ROWE PRICE MID-CAP VALUE FUND, INC.
 T. Rowe Price Mid-Cap Value Fund--Advisor Class
 T. Rowe Price Mid-Cap Value Fund--R Class

 T. ROWE PRICE NEW AMERICA GROWTH FUND

 T. ROWE PRICE NEW ERA FUND, INC.

 T. ROWE PRICE NEW HORIZONS FUNDS, INC.

 T. ROWE PRICE NEW INCOME FUND, INC.
 T. Rowe Price New Income Fund--Advisor Class
 T. Rowe Price New Income Fund--R Class

 T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
 T. Rowe Price Personal Strategy Balanced Fund
 T. Rowe Price Personal Strategy Growth Fund
 T. Rowe Price Personal Strategy Income Fund

 T. ROWE PRICE PRIME RESERVE FUND, INC.

 T. ROWE PRICE REAL ESTATE FUND, INC.

 T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
 T. Rowe Price Reserve Investment Fund
 T. Rowe Price Government Reserve Investment Fund

 T. ROWE PRICE RETIREMENT FUNDS, INC.
 T. Rowe Price Retirement 2005 Fund
 T. Rowe Price Retirement 2010 Fund
 T. Rowe Price Retirement 2010 Fund--Advisor Class
 T. Rowe Price Retirement 2010 Fund--R Class
 T. Rowe Price Retirement 2015 Fund
 T. Rowe Price Retirement 2020 Fund
 T. Rowe Price Retirement 2020 Fund--Advisor Class
 T. Rowe Price Retirement 2020 Fund--R Class
 T. Rowe Price Retirement 2025 Fund
 T. Rowe Price Retirement 2030 Fund
 T. Rowe Price Retirement 2030 Fund--Advisor Class
 T. Rowe Price Retirement 2030 Fund--R Class
 T. Rowe Price Retirement 2035 Fund
 T. Rowe Price Retirement 2040 Fund
 T. Rowe Price Retirement 2040 Fund--Advisor Class
 T. Rowe Price Retirement 2040 Fund--R Class
 T. Rowe Price Retirement Income Fund
 T. Rowe Price Retirement Income Fund--Advisor Class
 T. Rowe Price Retirement Income Fund--R Class

 T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
 T. Rowe Price Science & Technology Fund--Advisor Class

 T. ROWE PRICE SHORT-TERM BOND FUND, INC.

 T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
 T. Rowe Price Small-Cap Stock Fund--Advisor Class

 T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
 T. Rowe Price Small-Cap Value Fund--Advisor Class

 T. ROWE PRICE SPECTRUM FUND, INC.
 Spectrum Income Fund
 Spectrum Growth Fund
 Spectrum International Fund

 T. ROWE PRICE STATE TAX-FREE INCOME TRUST
 New York Tax-Free Money Fund
 New York Tax-Free Bond Fund
 Maryland Tax-Free Bond Fund
 Virginia Tax-Free Bond Fund
 New Jersey Tax-Free Bond Fund
 Maryland Short-Term Tax-Free Bond Fund
 Florida Intermediate Tax-Free Fund
 Georgia Tax-Free Bond Fund
 Maryland Tax-Free Money Fund

 T. ROWE PRICE SUMMIT FUNDS, INC.
 T. Rowe Price Summit Cash Reserves Fund
 T. Rowe Price Summit GNMA Fund

 T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
 T. Rowe Price Summit Municipal Money Market Fund
 T. Rowe Price Summit Municipal Intermediate Fund
 T. Rowe Price Summit Municipal Income Fund

 T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
 T. Rowe Price Tax-Efficient Balanced Fund
 T. Rowe Price Tax-Efficient Growth Fund
 T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

 T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

 T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

 T. ROWE PRICE TAX-FREE INCOME FUND, INC.
 T. Rowe Price Tax-Free Income Fund--Advisor Class

 T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

 T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

 T. ROWE PRICE U.S. BOND INDEX FUND, INC.

 T. ROWE PRICE U.S. TREASURY FUNDS, INC.
 U.S. Treasury Intermediate Fund
 U.S. Treasury Long-Term Fund
 U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.
 T. Rowe Price Value Fund--Advisor Class

Attest:

/s/Patricia B. Lippert                      /s/Joseph A. Carrier
                                  BY:
Patricia B. Lippert                 By:     Joseph A. Carrier
Secretary                                   Treasurer

Attest:                                     T. ROWE PRICE SERVICES, INC.

/s/Barbara A. Van Horn                      /s/Henry H. Hopkins
                                  BY:
Barbara A. Van Horn                 By:     Henry H. Hopkins
Secretary                                   Vice President

AMENDMENT NO. 2

TRANSFER AGENCY AND SERVICE AGREEMENT

Between

T. ROWE PRICE SERVICES, INC.

and

THE T. ROWE PRICE FUNDS

The Transfer Agency and Service Agreement of January 1, 2004, between T. Rowe Price Services, Inc., and each of the Parties listed on Appendix A thereto is hereby amended, as of February 4, 2004 and September 20, 2004 by adding thereto T. Rowe Price Institutional Income Funds, Inc., on behalf of T. Rowe Price Institutional Core Plus Fund.

 T. ROWE PRICE BALANCED FUND, INC.

 T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
 T. Rowe Price Blue Chip Growth Fund--Advisor Class
 T. Rowe Price Blue Chip Growth Fund--R Class

 T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
 California Tax-Free Bond Fund
 California Tax-Free Money Fund

 T. ROWE PRICE CAPITAL APPRECIATION FUND

 T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

 T. ROWE PRICE CORPORATE INCOME FUND, INC.

 T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

 T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

 T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

 T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

 T. ROWE PRICE EQUITY INCOME FUND
 T. Rowe Price Equity Income Fund--Advisor Class
 T. Rowe Price Equity Income Fund--R Class

 T. ROWE PRICE EQUITY SERIES, INC.
 T. Rowe Price Equity Income Portfolio
 T. Rowe Price Equity Income Portfolio-II
 T. Rowe Price New America Growth Portfolio
 T. Rowe Price Personal Strategy Balanced Portfolio
 T. Rowe Price Mid-Cap Growth Portfolio
 T. Rowe Price Mid-Cap Growth Portfolio-II
 T. Rowe Price Blue Chip Growth Portfolio
 T. Rowe Price Blue Chip Growth Portfolio-II
 T. Rowe Price Equity Index 500 Portfolio
 T. Rowe Price Health Sciences Portfolio
 T. Rowe Price Health Sciences Portfolio-II

 T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

 T. ROWE PRICE FIXED INCOME SERIES, INC.
 T. Rowe Price Limited-Term Bond Portfolio
 T. Rowe Price Prime Reserve Portfolio

 T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

 T. ROWE PRICE GNMA FUND

 T. ROWE PRICE GROWTH & INCOME FUND, INC.

 T. ROWE PRICE GROWTH STOCK FUND, INC.
 T. Rowe Price Growth Stock Fund--Advisor Class
 T. Rowe Price Growth Stock Fund--R Class

 T. ROWE PRICE HEALTH SCIENCES FUND, INC.

 T. ROWE PRICE HIGH YIELD FUND, INC.
 T. Rowe Price High Yield Fund--Advisor Class

 T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

 T. ROWE PRICE INDEX TRUST, INC.
 T. Rowe Price Equity Index 500 Fund
 T. Rowe Price Extended Equity Market Index Fund
 T. Rowe Price Total Equity Market Index Fund

 T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
 T. Rowe Price Institutional Mid-Cap Equity Growth Fund
 T. Rowe Price Institutional Large-Cap Value Fund
 T. Rowe Price Institutional Small-Cap Stock Fund
 T. Rowe Price Institutional Large-Cap Growth Fund
 T. Rowe Price Institutional Large-Cap Core Growth Fund

 T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
 T. Rowe Price Institutional Core Plus Fund
 T. Rowe Price Institutional High Yield Fund

 T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
 T. Rowe Price Institutional Foreign Equity Fund
 T. Rowe Price Institutional Emerging Markets Equity Fund

 T. ROWE PRICE INTERNATIONAL FUNDS, INC.
 T. Rowe Price International Stock Fund
 T. Rowe Price International Discovery Fund
 T. Rowe Price European Stock Fund
 T. Rowe Price New Asia Fund
 T. Rowe Price Japan Fund
 T. Rowe Price Latin America Fund
 T. Rowe Price Emerging Markets Stock Fund
 T. Rowe Price Global Stock Fund
 T. Rowe Price International Growth & Income Fund
 T. Rowe Price International Stock Fund--Advisor Class
 T. Rowe Price Emerging Europe & Mediterranean Fund
 T. Rowe Price International Growth & Income Fund--Advisor Class
 T. Rowe Price International Growth & Income Fund--R Class
 T. Rowe Price International Stock Fund--R Class
 T. Rowe Price International Bond Fund
 T. Rowe Price Emerging Markets Bond Fund
 T. Rowe Price International Bond Fund--Advisor Class

 T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
 T. Rowe Price International Equity Index Fund

 T. ROWE PRICE INTERNATIONAL SERIES, INC.
 T. Rowe Price International Stock Portfolio

 T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

 T. ROWE PRICE MID-CAP GROWTH FUND, INC.
 T. Rowe Price Mid-Cap Growth Fund--Advisor Class
 T. Rowe Price Mid-Cap Growth Fund--R Class

 T. ROWE PRICE MID-CAP VALUE FUND, INC.
 T. Rowe Price Mid-Cap Value Fund--Advisor Class
 T. Rowe Price Mid-Cap Value Fund--R Class

 T. ROWE PRICE NEW AMERICA GROWTH FUND

 T. ROWE PRICE NEW ERA FUND, INC.

 T. ROWE PRICE NEW HORIZONS FUNDS, INC.

 T. ROWE PRICE NEW INCOME FUND, INC.
 T. Rowe Price New Income Fund--Advisor Class
 T. Rowe Price New Income Fund--R Class

 T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
 T. Rowe Price Personal Strategy Balanced Fund
 T. Rowe Price Personal Strategy Growth Fund
 T. Rowe Price Personal Strategy Income Fund

 T. ROWE PRICE PRIME RESERVE FUND, INC.

 T. ROWE PRICE REAL ESTATE FUND, INC.

 T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
 T. Rowe Price Reserve Investment Fund
 T. Rowe Price Government Reserve Investment Fund

 T. ROWE PRICE RETIREMENT FUNDS, INC.
 T. Rowe Price Retirement 2005 Fund
 T. Rowe Price Retirement 2010 Fund
 T. Rowe Price Retirement 2010 Fund--Advisor Class
 T. Rowe Price Retirement 2010 Fund--R Class
 T. Rowe Price Retirement 2015 Fund
 T. Rowe Price Retirement 2020 Fund
 T. Rowe Price Retirement 2020 Fund--Advisor Class
 T. Rowe Price Retirement 2020 Fund--R Class
 T. Rowe Price Retirement 2025 Fund
 T. Rowe Price Retirement 2030 Fund
 T. Rowe Price Retirement 2030 Fund--Advisor Class
 T. Rowe Price Retirement 2030 Fund--R Class
 T. Rowe Price Retirement 2035 Fund
 T. Rowe Price Retirement 2040 Fund
 T. Rowe Price Retirement 2040 Fund--Advisor Class
 T. Rowe Price Retirement 2040 Fund--R Class
 T. Rowe Price Retirement Income Fund
 T. Rowe Price Retirement Income Fund--Advisor Class
 T. Rowe Price Retirement Income Fund--R Class

 T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
 T. Rowe Price Science & Technology Fund--Advisor Class

 T. ROWE PRICE SHORT-TERM BOND FUND, INC.

 T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
 T. Rowe Price Small-Cap Stock Fund--Advisor Class

 T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
 T. Rowe Price Small-Cap Value Fund--Advisor Class

 T. ROWE PRICE SPECTRUM FUND, INC.
 Spectrum Income Fund
 Spectrum Growth Fund
 Spectrum International Fund

 T. ROWE PRICE STATE TAX-FREE INCOME TRUST
 New York Tax-Free Money Fund
 New York Tax-Free Bond Fund
 Maryland Tax-Free Bond Fund
 Virginia Tax-Free Bond Fund
 New Jersey Tax-Free Bond Fund
 Maryland Short-Term Tax-Free Bond Fund
 Florida Intermediate Tax-Free Fund
 Georgia Tax-Free Bond Fund
 Maryland Tax-Free Money Fund

 T. ROWE PRICE SUMMIT FUNDS, INC.
 T. Rowe Price Summit Cash Reserves Fund
 T. Rowe Price Summit GNMA Fund

 T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
 T. Rowe Price Summit Municipal Money Market Fund
 T. Rowe Price Summit Municipal Intermediate Fund
 T. Rowe Price Summit Municipal Income Fund

 T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
 T. Rowe Price Tax-Efficient Balanced Fund
 T. Rowe Price Tax-Efficient Growth Fund
 T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

 T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

 T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

 T. ROWE PRICE TAX-FREE INCOME FUND, INC.
 T. Rowe Price Tax-Free Income Fund--Advisor Class

 T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

 T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

 T. ROWE PRICE U.S. BOND INDEX FUND, INC.

 T. ROWE PRICE U.S. TREASURY FUNDS, INC.
 U.S. Treasury Intermediate Fund
 U.S. Treasury Long-Term Fund
 U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.
 T. Rowe Price Value Fund--Advisor Class

Attest:

/s/Patricia B. Lippert                      /s/Joseph A. Carrier
                                  BY:

Patricia B. Lippert                 By:     Joseph A. Carrier
Secretary                                   Treasurer

Attest:                                     T. ROWE PRICE SERVICES, INC.

/s/Barbara A. Van Horn                      /s/Henry H. Hopkins
                                  BY:

Barbara A. Van Horn                 By:     Henry H. Hopkins
Secretary                                   Vice President

AMENDMENT NO. 3

TRANSFER AGENCY AND SERVICE AGREEMENT

Between

T. ROWE PRICE SERVICES, INC.

and

THE T. ROWE PRICE FUNDS

The Transfer Agency and Service Agreement of January 1, 2004, between T. Rowe Price Services, Inc., and each of the Parties listed on Appendix A thereto is hereby amended, as of February 4, 2004, September 20, 2004, and October 20, 2004 by adding thereto T. Rowe Price Capital Appreciation Fund, on behalf of T. Rowe Price Capital Appreciation Fund--Advisor Class; T. Rowe Price Capital Opportunity Fund, Inc., on behalf of T. Rowe Price Capital Opportunity Fund--Advisor Class and T. Rowe Price Capital Opportunity Fund-- R Class; T. Rowe Price Real Estate Fund, Inc., on behalf of T. Rowe Price Real Estate Fund--Advisor Class; and T. Rowe Price Short-Term Bond Fund, Inc., on behalf of T. Rowe Price Short-Term Bond Fund--Advisor Class.

T. ROWE PRICE BALANCED FUND, INC.

 T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
 T. Rowe Price Blue Chip Growth Fund--Advisor Class
 T. Rowe Price Blue Chip Growth Fund--R Class

 T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
 California Tax-Free Bond Fund
 California Tax-Free Money Fund

 T. ROWE PRICE CAPITAL APPRECIATION FUND
 T. Rowe Price Capital Appreciation Fund--Advisor Class

 T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.
 T. Rowe Price Capital Opportunity Fund--Advisor Class
 T. Rowe Price Capital Opportunity Fund--R Class

 T. ROWE PRICE CORPORATE INCOME FUND, INC.

 T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

 T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

 T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

 T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

 T. ROWE PRICE EQUITY INCOME FUND
 T. Rowe Price Equity Income Fund--Advisor Class
 T. Rowe Price Equity Income Fund--R Class

 T. ROWE PRICE EQUITY SERIES, INC.
 T. Rowe Price Equity Income Portfolio
 T. Rowe Price Equity Income Portfolio-II
 T. Rowe Price New America Growth Portfolio
 T. Rowe Price Personal Strategy Balanced Portfolio
 T. Rowe Price Mid-Cap Growth Portfolio
 T. Rowe Price Mid-Cap Growth Portfolio-II
 T. Rowe Price Blue Chip Growth Portfolio
 T. Rowe Price Blue Chip Growth Portfolio-II
 T. Rowe Price Equity Index 500 Portfolio
 T. Rowe Price Health Sciences Portfolio
 T. Rowe Price Health Sciences Portfolio-II

 T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

 T. ROWE PRICE FIXED INCOME SERIES, INC.
 T. Rowe Price Limited-Term Bond Portfolio
 T. Rowe Price Prime Reserve Portfolio

 T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

 T. ROWE PRICE GNMA FUND

 T. ROWE PRICE GROWTH & INCOME FUND, INC.

 T. ROWE PRICE GROWTH STOCK FUND, INC.
 T. Rowe Price Growth Stock Fund--Advisor Class
 T. Rowe Price Growth Stock Fund--R Class

 T. ROWE PRICE HEALTH SCIENCES FUND, INC.

 T. ROWE PRICE HIGH YIELD FUND, INC.
 T. Rowe Price High Yield Fund--Advisor Class

 T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

 T. ROWE PRICE INDEX TRUST, INC.
 T. Rowe Price Equity Index 500 Fund
 T. Rowe Price Extended Equity Market Index Fund
 T. Rowe Price Total Equity Market Index Fund

 T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
 T. Rowe Price Institutional Mid-Cap Equity Growth Fund
 T. Rowe Price Institutional Large-Cap Value Fund
 T. Rowe Price Institutional Small-Cap Stock Fund
 T. Rowe Price Institutional Large-Cap Growth Fund
 T. Rowe Price Institutional Large-Cap Core Growth Fund

 T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
 T. Rowe Price Institutional Core Plus Fund
 T. Rowe Price Institutional High Yield Fund

 T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
 T. Rowe Price Institutional Foreign Equity Fund
 T. Rowe Price Institutional Emerging Markets Equity Fund

 T. ROWE PRICE INTERNATIONAL FUNDS, INC.
 T. Rowe Price International Stock Fund
 T. Rowe Price International Discovery Fund
 T. Rowe Price European Stock Fund
 T. Rowe Price New Asia Fund
 T. Rowe Price Japan Fund
 T. Rowe Price Latin America Fund
 T. Rowe Price Emerging Markets Stock Fund
 T. Rowe Price Global Stock Fund
 T. Rowe Price International Growth & Income Fund
 T. Rowe Price International Stock Fund--Advisor Class
 T. Rowe Price Emerging Europe & Mediterranean Fund
 T. Rowe Price International Growth & Income Fund--Advisor Class
 T. Rowe Price International Growth & Income Fund--R Class
 T. Rowe Price International Stock Fund--R Class
 T. Rowe Price International Bond Fund
 T. Rowe Price Emerging Markets Bond Fund
 T. Rowe Price International Bond Fund--Advisor Class

 T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
 T. Rowe Price International Equity Index Fund

 T. ROWE PRICE INTERNATIONAL SERIES, INC.
 T. Rowe Price International Stock Portfolio

 T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

 T. ROWE PRICE MID-CAP GROWTH FUND, INC.
 T. Rowe Price Mid-Cap Growth Fund--Advisor Class
 T. Rowe Price Mid-Cap Growth Fund--R Class

 T. ROWE PRICE MID-CAP VALUE FUND, INC.
 T. Rowe Price Mid-Cap Value Fund--Advisor Class
 T. Rowe Price Mid-Cap Value Fund--R Class

 T. ROWE PRICE NEW AMERICA GROWTH FUND

 T. ROWE PRICE NEW ERA FUND, INC.

 T. ROWE PRICE NEW HORIZONS FUNDS, INC.
 T. ROWE PRICE NEW INCOME FUND, INC.
 T. Rowe Price New Income Fund--Advisor Class
 T. Rowe Price New Income Fund--R Class

 T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
 T. Rowe Price Personal Strategy Balanced Fund
 T. Rowe Price Personal Strategy Growth Fund
 T. Rowe Price Personal Strategy Income Fund

 T. ROWE PRICE PRIME RESERVE FUND, INC.

 T. ROWE PRICE REAL ESTATE FUND, INC.
 T. Rowe Price Real Estate Fund--Advisor Class

 T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
 T. Rowe Price Reserve Investment Fund
 T. Rowe Price Government Reserve Investment Fund

 T. ROWE PRICE RETIREMENT FUNDS, INC.
 T. Rowe Price Retirement 2005 Fund
 T. Rowe Price Retirement 2010 Fund
 T. Rowe Price Retirement 2010 Fund--Advisor Class
 T. Rowe Price Retirement 2010 Fund--R Class
 T. Rowe Price Retirement 2015 Fund
 T. Rowe Price Retirement 2020 Fund
 T. Rowe Price Retirement 2020 Fund--Advisor Class
 T. Rowe Price Retirement 2020 Fund--R Class
 T. Rowe Price Retirement 2025 Fund
 T. Rowe Price Retirement 2030 Fund
 T. Rowe Price Retirement 2030 Fund--Advisor Class
 T. Rowe Price Retirement 2030 Fund--R Class
 T. Rowe Price Retirement 2035 Fund
 T. Rowe Price Retirement 2040 Fund
 T. Rowe Price Retirement 2040 Fund--Advisor Class
 T. Rowe Price Retirement 2040 Fund--R Class
 T. Rowe Price Retirement Income Fund
 T. Rowe Price Retirement Income Fund--Advisor Class
 T. Rowe Price Retirement Income Fund--R Class

 T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
 T. Rowe Price Science & Technology Fund--Advisor Class

 T. ROWE PRICE SHORT-TERM BOND FUND, INC.
 T. Rowe Price Short-Term Bond Fund--Advisor Class

 T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
 T. Rowe Price Small-Cap Stock Fund--Advisor Class

 T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
 T. Rowe Price Small-Cap Value Fund--Advisor Class

 T. ROWE PRICE SPECTRUM FUND, INC.
 Spectrum Income Fund
 Spectrum Growth Fund
 Spectrum International Fund

 T. ROWE PRICE STATE TAX-FREE INCOME TRUST
 New York Tax-Free Money Fund
 New York Tax-Free Bond Fund
 Maryland Tax-Free Bond Fund
 Virginia Tax-Free Bond Fund
 New Jersey Tax-Free Bond Fund
 Maryland Short-Term Tax-Free Bond Fund
 Florida Intermediate Tax-Free Fund
 Georgia Tax-Free Bond Fund
 Maryland Tax-Free Money Fund

 T. ROWE PRICE SUMMIT FUNDS, INC.
 T. Rowe Price Summit Cash Reserves Fund
 T. Rowe Price Summit GNMA Fund

 T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
 T. Rowe Price Summit Municipal Money Market Fund
 T. Rowe Price Summit Municipal Intermediate Fund
 T. Rowe Price Summit Municipal Income Fund

 T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
 T. Rowe Price Tax-Efficient Balanced Fund
 T. Rowe Price Tax-Efficient Growth Fund
 T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

 T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

 T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

 T. ROWE PRICE TAX-FREE INCOME FUND, INC.
 T. Rowe Price Tax-Free Income Fund--Advisor Class

 T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

 T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

 T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
 U.S. Treasury Intermediate Fund
 U.S. Treasury Long-Term Fund
 U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.
 T. Rowe Price Value Fund--Advisor Class

Attest:

/s/Patricia B. Lippert                      /s/Joseph A. Carrier
                                  BY:

Patricia B. Lippert                 By:     Joseph A. Carrier
Secretary                                   Treasurer

Attest:                                     T. ROWE PRICE SERVICES, INC.

/s/Barbara A. Van Horn                      /s/Henry H. Hopkins
                                  BY:

Barbara A. Van Horn                 By:     Henry H. Hopkins
Secretary                                   Vice President